Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440) 395-2260
http://www.progressive.com

FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — November 17, 2005 — The Progressive Corporation today reported the following results for October 2005:

(millions, except per share amounts and ratios)	October	October
	2005	2004	Change
Net premiums written	$1,328.1	$1,279.8	4%
Net premiums earned	1,340.0	1,275.2	5%
Net income	75.4	140.2	(46)%
Per share	.38	.66	(42)%
Combined ratio	94.2	87.0	(7.2) pts.
See the “Income Statements” for further month and year-to-date information and the monthly commentary at the end of this release for additional discussion .
     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
October 2005
(millions – except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$1,350.7

Net premiums written	$1,328.1

Revenues:
Net premiums earned	$1,340.0
Investment income	45.4
Net realized gains (losses) on securities	(6.6)
Service revenues	3.5

Total revenues	1,382.3

Expenses:
Losses and loss adjustment expenses	978.0	Includes $84.4 million, or 6.3 combined ratio points, of catastrophic losses related to Hurricanes Wilma and Katrina.

Policy acquisition costs	138.9
Other underwriting expenses	145.3
Investment expenses	1.4
Service expenses	2.3
Interest expense	6.8

Total expenses	1,272.7

Income before income taxes	109.6
Provision for income taxes	34.2

Net income	$75.4

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	195.7

Per share	$.39

Diluted:
Average shares outstanding	195.7
Net effect of dilutive stock-based compensation	2.9

Total equivalent shares	198.6

Per share	$.38

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of the Company’s reporting and accounting policies, see Note 1 to the Company’s 2004 audited consolidated financial statements included in the Company’s 2004 Shareholders’ Report, which can be found at progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	(.3)%
Common stocks	(1.7)%
Total portfolio	(.5)%
Pretax recurring investment book yield	4.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
October 2005 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2005	2004	% Change
Direct premiums written	$12,334.0	$11,571.9	7

Net premiums written	$12,083.9	$11,305.6	7

Revenues:
Net premiums earned	$11,622.7	$10,880.4	7
Investment income	433.6	402.1	8
Net realized gains (losses) on securities	(4.3)	94.2	NM
Service revenues	34.7	40.5	(14)

Total revenues	12,086.7	11,417.2	6

Expenses:
Losses and loss adjustment expenses	7,879.0	7,078.9	11
Policy acquisition costs	1,225.9	1,173.1	5
Other underwriting expenses	1,123.1	1,021.8	10
Investment expenses	10.2	12.0	(15)
Service expenses	20.7	20.3	2
Interest expense	69.0	67.0	3

Total expenses	10,327.9	9,373.1	10

Income before income taxes	1,758.8	2,044.1	(14)
Provision for income taxes	571.1	668.7	(15)

Net income	$1,187.7	$1,375.4	(14)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	197.1	215.6	(9)

Per share	$6.03	$6.38	(6)

Diluted:
Average shares outstanding	197.1	215.6	(9)
Net effect of dilutive stock-based compensation	2.9	3.4	(15)

Total equivalent shares	200.0	219.0	(9)

Per share	$5.94	$6.28	(5)

The following table sets forth the investment results for the year-to-date period:

	2005	2004
Fully taxable equivalent total return:
Fixed-income securities	2.3%	4.0%
Common stocks	2.9%	3.0%
Total portfolio	2.4%	3.9%

Pretax recurring investment book yield	4.0%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
October 2005
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$746.2	$392.7	$1,138.9	$186.7	$2.5	$1,328.1
% Growth in NPW	—%	9%	3%	11%	NM	4%
Net Premiums Earned	$768.7	$401.8	$1,170.5	$166.9	$2.6	$1,340.0
% Growth in NPE	1%	11%	4%	11%	NM	5%

GAAP Ratios
Loss/LAE ratio[2]	73.5	72.5	73.2	71.5	NM	73.0
Expense ratio	21.2	21.0	21.1	20.9	NM	21.2

Combined ratio	94.7	93.5	94.3	92.4	NM	94.2

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$13.1
Current accident year						7.1

Calendar year actuarial adjustment	$11.5	$6.4	$17.9	$2.2	$.1	$20.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$13.1
All other development						4.8

Total development						$17.9

Calendar year loss/LAE ratio						73.0

Accident year loss/LAE ratio						74.3

Statutory Ratios
Loss/LAE ratio						73.0
Expense ratio						20.3

Combined ratio						93.3

NM = Not Meaningful
1 Amounts primarily include professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting loss of $1.3 million for the month.
2 Hurricane Wilma contributed 5.7 points to the loss/LAE ratio for Personal Lines (5.9 points for Agency and 5.4 points for Direct) and 3.3 points to Commercial Auto results.
3 Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
October 2005 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$6,918.7	$3,591.1	$10,509.8	$1,554.3	$19.8	$12,083.9
% Growth in NPW	3%	12%	6%	14%	NM	7%
Net Premiums Earned	$6,770.4	$3,430.2	$10,200.6	$1,399.2	$22.9	$11,622.7
% Growth in NPE	4%	12%	6%	12%	NM	7%

GAAP Ratios
Loss/LAE ratio	68.6	68.0	68.4	63.3	NM	67.8
Expense ratio	20.4	20.0	20.3	20.0	NM	20.2

Combined ratio	89.0	88.0	88.7	83.3	NM	88.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$111.7
Current accident year						59.2

Calendar year actuarial adjustment	$103.5	$45.0	$148.5	$24.8	$(2.4)	$170.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$111.7
All other development						202.6

Total development						$314.3

Calendar year loss/LAE ratio						67.8

Accident year loss/LAE ratio						70.5

Statutory Ratios
Loss/LAE ratio						67.8
Expense ratio						19.3

Combined ratio						87.1

Statutory surplus[3]						$5,022.2

	October	October
Policies in Force	2005	2004	Change
(in thousands)
Agency – Auto	4,511	4,265	6%
Direct – Auto	2,313	2,071	12%
Other Personal Lines[4]	2,684	2,356	14%

Total Personal Lines	9,508	8,692	9%

Commercial Auto Business	467	418	12%

NM = Not Meaningful
1The other businesses generated an underwriting profit of $6.2 million.
2 Represents adjustments solely based on the Company’s corporate actuarial review.
3 During October, the insurance subsidiaries paid cash dividends of $537.2 million to the parent company.
4 Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

October
2005
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $10,580.4)	$10,482.5
Equity securities:
Preferred stocks (cost: $1,248.2)	1,248.7
Common equities (cost: $1,413.3)	1,979.4
Short-term investments (amortized cost: $2,149.1)	2,149.4

Total investments[2]	15,860.0
Net premiums receivable	2,605.0
Deferred acquisition costs	474.3
Other assets	1,567.0

Total assets	$20,506.3

Unearned premiums	$4,559.2
Loss and loss adjustment expense reserves	5,716.7
Other liabilities[2]	3,126.5
Debt	1,284.8
Shareholders’ equity	5,819.1

Total liabilities and shareholders’ equity	$20,506.3

Common Shares outstanding	197.3
Shares repurchased – October	—
Average cost per share	$—
Book value per share	$29.49
Trailing 12-month return on average shareholders’ equity	27.0%
Net unrealized pre-tax gains on investments	$469.0
Increase (decrease) from September 2005	$(117.3)
Increase (decrease) from December 2004	$(200.4)
Debt to total capital ratio	18.1%
Fixed-income portfolio duration	2.9 Years
Weighted average credit quality	AA+
1Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $344.5 million.
2Amounts include net unsettled security acquisitions, including repurchase commitments, of $1,614.7 million.

Monthly Commentary
•	The Company’s exposure for Hurricane Wilma, which hit Florida during the month, is estimated at $72.4 million, including both reported and incurred but not reported claims. Through November 15, 2005, nearly 19,400 claims were incurred by the Company relating to Hurricane Wilma; 66% of these incurred claims have been settled.
•	In October, the Company’s estimate increased an additional $12.0 million related to Hurricane Katrina, bringing total estimated losses to $185.6 million. Through mid-November, the Company incurred about 24,500 claims and settled 94% of all claims.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at progressivedirect.com) market their products and services under the Progressive DirectSM brand, while the companies that offer insurance through more than 30,000 independent insurance agencies market their products and services under the Drive® Insurance from Progressive brand. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information can be found at progressive.com, including a guide to interpreting the monthly reporting package.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.